SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D. C. 20549


                             Current Report On
                                 FORM 8-K


                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


             Date of report (Date of earliest event reported):

                            SEPTEMBER 10, 2000

                              ---------------


 Commission    Registrant; State of Incorporation     IRS Employer
 File Number     Address; and Telephone Number     Identification No.
 -----------   ----------------------------------  ------------------

  001-09057      WISCONSIN ENERGY CORPORATION          39-1391525
                   (A Wisconsin Corporation)
                   231 West Michigan Street
                   P.O. Box 2949
                   Milwaukee, WI  53201
                   (414) 221-2345

  001-01245      WISCONSIN ELECTRIC POWER COMPANY      39-0476280
                   (A Wisconsin Corporation)
                   231 West Michigan Street
                   P.O. Box 2046
                   Milwaukee, WI  53201
                   (414) 221-2345





                                                                   FORM 8-K

                       WISCONSIN ENERGY CORPORATION
                     WISCONSIN ELECTRIC POWER COMPANY
                     --------------------------------


ITEM 5.  OTHER EVENTS

     Exhibit 99.1 filed with this report, and incorporated herein by reference, is a news release by Wisconsin Energy Corporation dated September 10, 2000 that announced:

     * A 10-year, $6 billion growth strategy to improve the supply, reliability and quality of electricity in Wisconsin;

     * A reduction in its quarterly common stock dividend to strengthen the company's financial position and to fund growth; and

     * That Wisconsin Energy Corporation's Board of Directors had authorized an increase from $200 million to $400 million in the company's previously announced common stock repurchase program.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits:

     See Exhibit Index following the Signature page of this report, which is incorporated herein by reference.





                                                                   FORM 8-K


                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    WISCONSIN ENERGY CORPORATION
                                            (Registrant)

                                  /s/ Paul Donovan
                                  --------------------------------
Date: September 12, 2000          Paul Donovan, Senior Vice President
                                  and Chief Financial Officer



                                  WISCONSIN ELECTRIC POWER COMPANY
                                            (Registrant)

                                  /s/ Stephen P. Dickson
                                  --------------------------------
Date: September 12, 2000          Stephen P. Dickson, Controller and
                                  Chief Accounting Officer





                WISCONSIN ELECTRIC POWER COMPANY
                (Commission File No. 001-01245)

                         EXHIBIT INDEX
                               to
                   CURRENT REPORT ON FORM 8-K

              Date of Report:  September 10, 2000


The following Exhibit is filed with this Current Report on Form 8-K:

   Exhibit No.

   99.1  Wisconsin Energy Corporation news release dated September 10,
          2000.